                                                                   EXHIBIT 10.26







                                    AMENDMENT No. 8 AND AGREEMENT dated as of
                           December 26, 2000 (this "Amendment"), to the Credit Agreement dated as of January 7, 1998, as amended by Amendment No. 1 and Waiver dated as of March 16, 1998, Amendment No. 2 and Waiver dated as of May 21, 1998, Amendment No. 3 and Waiver dated as of July 16, 1998, Amendment No. 4 dated as of November 12, 1998, Amendment No. 5 dated as of March 12, 1999, Amendment No. 6 dated as of December 20, 1999, and Amendment No. 7 dated as of June 20, 2000 (the "Credit Agreement"), among DENNY'S, INC., a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, FLAGSTAR SYSTEMS, INC., a Delaware corporation, QUINCY'S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, except for FLAGSTAR ENTERPRISES, INC., QUINCY'S RESTAURANTS, INC. and EL POLLO LOCO, INC., for purposes of this Amendment and the Credit Agreement, individually, a "Borrower" and, collectively, the "Borrowers"), ADVANTICA RESTAURANT GROUP, INC., a Delaware corporation ("Parent"), the Lenders (as defined in Article I of the Credit Agreement) and THE CHASE MANHATTAN BANK, a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. FRD and its subsidiaries are party to the New FRI-M Credit Agreement, under which the borrowers thereunder may incur indebtedness in a principal amount of up to $70,000,000.

                  C. Parent is party to the Advantica Guarantee, under which Parent guarantees in full all indebtedness under the New FRI-M Credit Agreement.

                  D. Parent has advised the Administrative Agent that Parent intends, subject to and in accordance with Section 6.04(n) of the Credit Agreement, to satisfy its obligations under the Advantica Guarantee in full prior to January 7, 2001.

                  E. Parent and the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement and amend certain provisions of the Security Agreement.

                  F. The Required Lenders are willing to agree to such amendments, on the terms and subject to the conditions set forth herein.

                  G. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement after giving effect to this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to Credit Agreement. (a) Article VII of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Article:



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                                                                               2

                  "Notwithstanding the foregoing, no Event of Default or Default under paragraph (a), (d), (e), (f), (g), (h) or (k) of this Article VII shall occur or arise solely as a result of the occurrence of any event or the existence of any circumstances (including any event or circumstances described in paragraph (a), (d), (e), (f), (g), (h) or (k) of this Article VII) with respect to FRD or any of its subsidiaries if the occurrence of such event or the existence of such circumstances, as applicable, does not actually affect Parent or any of the Specified Subsidiaries (other than solely because the references to Subsidiaries in this Article VII include FRD and its subsidiaries) in a manner that itself causes an Event of Default or a Default with respect to Parent or any of its subsidiaries (other than FRD or any of its subsidiaries)."

                  (b) The amendment set forth in paragraph (a) of this Section 1 shall cease to be effective immediately following the payment by Parent of any amount pursuant to the Advantica Guarantee unless prior to, substantially simultaneous with or immediately following such payment, each of the following requirements has been satisfied:

                  (i) The Advantica Guarantee shall be irrevocably terminated by an agreement in form and substance reasonably satisfactory to the Administrative Agent and signed by Credit Lyonnais New York Branch, as Administrative Agent for the lenders under the New FRI-M Credit Agreement (the "New FRI-M Agent"), which agreement shall be accompanied by an acknowledgment by the New FRI-M Agent and the lenders and issuing banks under the New FRI-M Credit Agreement that all principal, interest and fees owed thereunder have been paid in full and all cash collateralization requirements thereunder have been fully satisfied.

                  (ii) The Board of Directors of Parent shall designate FRD and its subsidiaries as "Unrestricted Subsidiaries" for purposes of the New Senior Notes Indenture in accordance with the terms thereof, and the Administrative Agent shall have received a copy of the resolutions of the Board of Directors of Parent authorizing such designation.

                  (iii) Parent shall (A) ensure that any payment that is made by Parent pursuant to the Advantica Guarantee is made directly by Parent to the New FRI-M Agent and is accompanied by a written statement by Parent that such payment is being made pursuant to the Advantica Guarantee, (B) deliver to the Administrative Agent a written acknowledgment, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by the New FRI-M Agent, pursuant to which the New FRI-M Agent acknowledges and agrees that the payments made by Parent to or for the benefit of the lenders or issuing banks under the New FRI-M Credit Agreement were made in satisfaction of Parent's guarantee obligations pursuant to the Advantica Guarantee, (C) endeavor in good faith to have included in the written acknowledgment referred to in clause (B) above an acknowledgment by the New FRI-M Agent that Parent is subrogated to all rights (the "Subrogation Rights") of the lenders and issuing banks under the New FRI-M Credit Agreement against each Borrower and Guarantor (in each case, as defined in the New FRI-M Credit Agreement) other than Parent (each such Borrower and Guarantor, a "New FRI-M Credit Party"), including but not limited to all rights of such lenders and issuing banks under or in respect of the FRD Guarantee Agreement, Subsidiary Guarantee Agreements, Security Documents and Collateral (each as defined in the New FRI-M Credit Agreement) and all voting rights of such lenders and issuing banks thereunder, (D) deliver to the Administrative Agent an assignment to the Administrative Agent or another party designated by Parent as directed by the Administrative Agent, as the Collateral Agent, and reasonably satisfactory to Parent signed by the New FRI-M Agent, of each promissory note or UCC-1 Financing Statement, filing with the United States Patent and Trademark Office, Mortgage (as defined in the New FRI-M Credit Agreement) or similar filing filed by the New FRI-M Agent in respect of the New FRI-M Credit Agreement, (E) deliver to the Administrative Agent the written resignation by the New FRI-M Agent as administrative agent and collateral agent for the lenders under the New FRI-M Credit Agreement and the guarantee and collateral documents entered into pursuant thereto and the appointment of the Administrative Agent or another party designated by Parent as directed by the Administrative Agent and reasonably satisfactory to Parent to act as the successor administrative agent and collateral agent thereunder, (F) deliver to the Administrative Agent all stock certificates and instruments pledged to and in the possession of the New FRI-M Agent in connection with the New FRI-M Credit Agreement and all stock or note powers or other instruments of transfer held by the New FRI-M Agent in connection therewith and (G) deliver to the Administrative Agent amendments to UCC-1 Financing Statements, duly executed and delivered by the appropriate Loan Parties, reasonably requested by the Administrative Agent to reflect the amendment pursuant to Section 2 of this Amendment of the definition of the term Collateral.

                  (iv) Parent shall assign the Subrogation Rights to Denny's, Inc. as a capital contribution.

                  (c) The amendment set forth in paragraph (a) of this Section 1 shall immediately cease to be effective if (i) any event or circumstances described in Article VII that, with or without the giving of notice, would constitute an Event of Default under and as described in the New Senior Notes Indenture shall occur or arise with respect to FRD or any of its subsidiaries and (ii) at the time such event occurs or such circumstances arise, FRD and its subsidiaries have not previously been designated as "Unrestricted Subsidiaries" for purposes of the New Senior Notes Indenture in accordance with the terms thereof.

                  SECTION 2. Amendment to Security Agreement. The defined term "Collateral" in Section 1.02 of the Security Agreement is hereby amended as follows by substituting the text ", (e) any and all rights of any Grantor, including all rights to payments from FRD or any of its subsidiaries, existing as a result of rights of subrogation or otherwise that arose in connection with Parent's payment and performance under the Advantica Guarantee, including all rights in respect of any and all collateral securing the Obligations under the New FRI-M Credit Agreement, and (f) Proceeds" for the existing text "and (e) Proceeds.".

                  SECTION 3. Agreements. (a) The parties to this Amendment hereby agree that Parent will not permit FRD or its subsidiaries to effect the sale of any capital stock or all or substantially all the assets of FRD or any of its subsidiaries, except that Parent may permit FRD or any of its subsidiaries to effect any such sale on terms determined reasonably and in good faith by the Board of Directors of Parent to be fair (the "Coco's/Carrows Sale"); provided that (i) at the time of the Coco's/Carrows Sale, and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (ii) prior to or simultaneously with the Coco's/Carrows Sale, the Advantica Guarantee shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, be irrevocably terminated.

                  (b) The parties to this Amendment hereby further agree that Parent shall (i) use commercially reasonable efforts to cause a Coco's/Carrows Sale that complies with paragraph (a) above to be consummated as soon as reasonably practicable and (ii) update the Lenders on a reasonable basis in respect of all material developments in connection with (A) any potential Coco's/Carrows Sale and (B) negotiations with the holders of the FRD Senior Notes.

                  (c) The parties to this Amendment hereby further agree that, notwithstanding anything in the Credit Agreement to the contrary, neither Parent nor the Borrowers will, nor will they cause or permit any of the Specified Subsidiaries to, voluntarily or involuntarily (A) surrender or forgive or otherwise fail to be entitled to any rights to payment to which, immediately prior to Parent's first payment of any amount pursuant to the Advantica Guarantee, the lenders and issuing banks under the New FRI-M Credit Agreement were entitled (other than pursuant to the Advantica Guarantee), or (B) allow the subordination of or otherwise in any way allow any limitation of any such rights to payment (other than a temporary delay in payment arising by operation of law and other than subordination (or any other limitation) resulting from a judicial order that has not become final and is subject to a stay), or (C) allow the release or subordination of or otherwise in any way allow any limitation of their rights with respect to the security interests that, immediately prior to Parent's first payment of any amount pursuant to the Advantica Guarantee, secured such rights to payment (other than a temporary delay in realizing upon such security interests arising by operation of law and other than subordination (or any other limitation) resulting from a judicial order that has not become final and is subject to a stay).

                  (d) The parties to this Amendment hereby further agree that, following a request by the Administrative Agent, Parent will use commercially reasonable efforts to cause to be taken any actions reasonably requested by the Administrative Agent to cause (i) the resignation of Credit Lyonnais New York Branch as the administrative agent and collateral agent under the New FRI-M Credit Agreement and the guarantee and collateral documents entered into pursuant thereto and (ii) the appointment of Chase or another party designated by Parent as directed by Chase and reasonably satisfactory to Chase as the successor administrative agent and collateral agent thereunder to become effective.

                  (e) Parent and the Borrowers hereby agree that not later than three Business Days following the receipt by Parent or any of the Specified Subsidiaries of any payment (a "Subrogation Payment") in respect of the payments made by Parent under the Advantica Guarantee, the Borrowers will repay Swingline Loans (and, after all then outstanding Swingline Loans have been repaid, Revolving Loans) in an aggregate principal amount equal to the amount of such Subrogation Payment to the extent Swingline Loans or Revolving Loans are then outstanding; provided, however, that (i) no repayment of Loans pursuant to this paragraph (e) shall be required to comply with the minimum prepayment requirements set forth in the Credit Agreement, (ii) no repayment of Loans pursuant to this paragraph (e) shall be required until the aggregate amount of the Subrogation Payments received by Parent and the Specified Subsidiaries that were not previously applied pursuant to this paragraph (e) to repay Loans equals at least $1,000,000 and (iii) if at any time the aggregate amount of Subrogation Payments required to be applied to repay Loans pursuant to this paragraph (e) exceeds the aggregate principal amount of ABR Loans outstanding at such time, then the Borrowers shall not be required to apply such excess to repay Loans pursuant to this paragraph (e) until the end of the first Interest Period or Interest Periods applicable to Eurodollar Borrowings that end after the date of receipt of such Subrogation Payment; provided further that commencing on the third Business Day following the receipt by Parent or the applicable Specified Subsidiary of the applicable Subrogation Payments and continuing until such repayment amounts referred to in clause (iii) above become due and payable pursuant to this paragraph (e), such amounts shall be deposited in a Repayment Account (as defined below). For purposes of this Amendment, the term "Repayment Account" shall mean an account established by one of the Borrowers with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (e). If the maturity of the Loans has been accelerated pursuant to Article VII of the Credit Agreement, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Repayment Account to satisfy any of the Obligations under the Credit Agreement. The Borrowers hereby grant to the Administrative Agent, for its benefit and the benefit of the Lenders, a security interest in the Repayment Account to secure the Obligations under the Credit Agreement.

                  (f) The parties to this Amendment hereby further acknowledge and agree that, notwithstanding anything in the Credit Agreement to the contrary, neither Parent nor the Borrowers will, nor will they cause or permit any of the Specified Subsidiaries to, make any investments in, or any loans or advances to, FRD or any of its subsidiaries after the date of this Amendment other than pursuant to the Advantica Guarantee as in effect on the date hereof.

                  SECTION 4. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrowers agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment by 5:00 p.m., New York City time, on December 26, 2000, an amendment (the "Amendment Fee") in an amount equal to 1/8 of 1.00% of such Lender's Commitment as of such date, provided that the Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 6 below.

                  SECTION 5. Representations and Warranties. Parent and the Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by Parent, each of the Borrowers and each of the Subsidiary Guarantors and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  (d) As of the date hereof, (i) no investments in FRD or its subsidiaries have been made and are outstanding pursuant to Section 6.04(j) of the Credit Agreement and (ii) not more than $75,000,000 of investments in FRD and its subsidiaries have been made and are outstanding pursuant to Section 6.04(1) of the Credit Agreement.

                  SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when the following conditions have been satisfied:

                  (a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of Fried, Frank, Harris, Shriver & Jacobson or other counsel for Parent and the Borrowers reasonably satisfactory to the Administrative Agent, substantially to the effect set forth in Exhibit A hereto, (i) dated the Effective Date, (ii) addressed to the Issuing Bank, the Administrative Agent, the Collateral Agent and the Lenders and (iii) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and Parent and the Borrowers hereby request such counsel to deliver such opinions.

                  (b) All legal matters incident to this Amendment and the other documents to be entered into in connection herewith shall be satisfactory to the Lenders, to the Issuing Bank and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  (c) The Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of Parent, each of the Borrowers, each of the Subsidiary Guarantors and the Required Lenders and (ii) the Amendment Fees.

                  (d) The representations and warranties set forth in Section 5 hereof shall be true and correct with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, and the Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of Parent, confirming compliance with such condition.

                  SECTION 7. Credit Agreement. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                  SECTION 8. Loan Document. This Amendment shall be a Loan Document for all purposes.

                  SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 11. Expenses. Parent and the Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                 ADVANTICA RESTAURANT GROUP, INC.,

                                     by    /s/ Kenneth E. Jones
                                         -------------------------------
                                         Name:  Kenneth E. Jones
                                         Title:    Vice President and Treasurer


                                 DENNY'S, INC.,

                                     by    /s/ Kenneth E. Jones
                                        -------------------------------
                                        Name:  Kenneth E. Jones
                                        Title:    Vice President and Treasurer


                                 ADVANTICA SYSTEMS, INC.,

                                     by     /s/ Kenneth E. Jones
                                        -------------------------------
                                        Name:  Kenneth E. Jones
                                        Title:    Vice President and Treasurer


                                 EACH OF THE SUBSIDIARY GUARANTORS LISTED ON
                                 SCHEDULE I HERETO,

                                     by     /s/ Kenneth E. Jones
                                        -------------------------------
                                        Name:  Kenneth E. Jones
                                        Title:    Vice President and Treasurer


                                 THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,

                                     by    /s/ Barry K. Bergman
                                        -------------------------------
                                        Name: Barry K. Bergman
                                        Title:   Vice President

                                                               SIGNATURE PAGE TO
                                                             AMENDMENT NO. 8 AND
                                                           AGREEMENT DATED AS OF
                                                               DECEMBER 26, 2000




      DENNY'S HOLDINGS, INC.

      by   /s/ James H. Allyn
           ---------------------------
         Name:  James H. Allyn
         Title: Director


To approve Amendment No. 8 and Agreement:

      Name of institution: Foothill Income Trust II, L.P.

       by FIT II GP, LLC, its general partner

       by    /s/ Dennis R. Ascher
           -------------------------------
           Name:  Dennis R. Ascher
           Title: Managing Member


To approve Amendment No. 8 and Agreement:

      Name of institution: AmSouth Bank


       by    /s/ Kathleen F. Kerlinger
           -------------------------------
           Name:  Kathleen F. Kerlinger
           Title: Attorney-In-Fact


To approve Amendment No. 8 and Agreement:

      Name of institution: Farallon Dining Investors, LLC


       by    /s/ Meridee Moore
           -------------------------------
           Name:  Meridee Moore
           Title: Managing Member
                  Farallon Capital Management, LLC
                  Farallon Dining Investors, LLC


To approve Amendment No. 8 and Agreement:

      Name of institution: BHF (USA) Capital Corporation


       by    /s/ Christopher J. Ruzzi                 by  /s/ Nina Zhou
            -------------------------------               ----------------------
           Name:  Christopher J. Ruzzi                    Name:  Nina Zhou
           Title: Vice President                          Title:    Associate

To approve Amendment No. 8 and Agreement:

      Name of institution: Transamerica Business Credit Corporation


       by    /s/ Steve Goetschins
           -------------------------------
           Name:  Steve Goetschins
           Title: SVP


To approve Amendment No. 8 and Agreement:

      Name of institution: Fleet Business Credit Corporation


       by    /s/ Mark Flamm
           -------------------------------
           Name:  Mark Flamm
           Title: Vice President


To approve Amendment No. 8 and Agreement:

      Name of institution: KZH CNC LLC


       by    /s/ Kimberly Rowe
           -------------------------------
           Name:  Kimberly Rowe
           Title: Authorized Agent


To approve Amendment No. 8 and Agreement:

      Name of institution: Swaps CSLT


       by    /s/ Tina Ruyter
           -------------------------------
           Name:  Tina Ruyter
           Title: Vice President

                                                                      SCHEDULE I






                              SUBSIDIARY GUARANTORS


      Denny's Holdings, Inc.
      Spartan Holdings, Inc.
      TWS 500 Corp.
      TWS 600 Corp.
      TWS 700 Corp.
      DFO, Inc.
      Denny's Realty, Inc.